                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

    This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income 2023 Target Term Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

    For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund"--any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund"--any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash"--cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

    Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

    It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

    IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

 AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO CALIFORNIA VALUE MUNICIPAL
 COUNSELOR SERIES TRUST)                INCOME TRUST
 AIM EQUITY FUNDS (INVESCO EQUITY       INVESCO DYNAMIC CREDIT OPPORTUNITIES
 FUNDS)                                 FUND
 AIM FUNDS GROUP (INVESCO FUNDS GROUP)  INVESCO EXCHANGE FUND
 AIM GROWTH SERIES (INVESCO GROWTH      INVESCO HIGH INCOME 2023 TARGET TERM
 SERIES)                                FUND
 AIM INTERNATIONAL MUTUAL FUNDS         INVESCO HIGH INCOME TRUST II
 (INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MANAGEMENT TRUST
 AIM INVESTMENT FUNDS (INVESCO          INVESCO MUNICIPAL INCOME
 INVESTMENT FUNDS)                      OPPORTUNITIES TRUST
 AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL OPPORTUNITY TRUST
 (INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO MUNICIPAL TRUST
 AIM SECTOR FUNDS (INVESCO SECTOR       INVESCO PENNSYLVANIA VALUE MUNICIPAL
 FUNDS)                                 INCOME TRUST
 AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO QUALITY MUNICIPAL INCOME TRUST
 TAX-EXEMPT FUNDS)                      INVESCO SECURITIES TRUST
 AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO SENIOR INCOME TRUST
 TREASURER'S SERIES TRUST)              INVESCO TRUST FOR INVESTMENT GRADE
 AIM VARIABLE INSURANCE FUNDS (INVESCO  MUNICIPALS
 VARIABLE INSURANCE FUNDS)              INVESCO TRUST FOR INVESTMENT GRADE
 INVESCO ADVANTAGE MUNICIPAL INCOME     NEW YORK MUNICIPALS
 TRUST II                               INVESCO VALUE MUNICIPAL INCOME TRUST
 INVESCO BOND FUND

         on behalf of the Funds listed in
         the Exhibit to this Memorandum of
         Agreement

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

         INVESCO ADVISERS, INC.

         By:     /s/ John M. Zerr
                 --------------------------
         Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

   AIM COUNSELOR
   SERIES TRUST
(INVESCO COUNSELOR                                                    EXPIRATION
   SERIES TRUST)            WAIVER DESCRIPTION         EFFECTIVE DATE    DATE
--------------------  -------------------------------  -------------- ----------
Invesco Strategic       Invesco will waive advisory      4/30/2014    06/30/2018
Real Return Fund      fees in an amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

  AIM INVESTMENT
  FUNDS (INVESCO                                                      EXPIRATION
 INVESTMENT FUNDS           WAIVER DESCRIPTION         EFFECTIVE DATE    DATE
--------------------  -------------------------------  -------------- ----------
Invesco Balanced-       Invesco will waive advisory       02/24/15    06/30/2018
Risk Commodity        fees in an amount equal to the
Strategy Fund             advisory fees earned on
                           underlying affiliated
                                investments

Invesco Global          Invesco will waive advisory      12/17/2013   06/30/2018
Targeted Returns      fees in an amount equal to the
Fund                      advisory fees earned on
                           underlying affiliated
                                investments

  AIM TREASURER'S
   SERIES TRUST
(INVESCO TREASURER'S                                                  EXPIRATION
   SERIES TRUST)            WAIVER DESCRIPTION         EFFECTIVE DATE    DATE
--------------------  -------------------------------  -------------- ----------
Premier Portfolio       Invesco will waive advisory       2/1/2011    12/31/2017
                      fees in the amount of 0.07% of
                       the Fund's average daily net
                                  assets

Premier U.S.            Invesco will waive advisory       2/1/2011    12/31/2017
Government Money      fees in the amount of 0.07% of
Portfolio              the Fund's average daily net
                                  assets

Premier Tax-Exempt      Invesco will waive advisory      06/01/2016   12/31/2017
Portfolio             fees in the amount of 0.05% of
                       the Fund's average daily net
                                  assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco American Franchise Fund                   February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund           February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                          June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund             February 12, 2010   June 30, 2018
Invesco Equity and Income Fund                    February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                           July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund               July 1, 2007     June 30, 2018
Invesco Growth and Income Fund                    February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund             July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund         February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                        February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal Fund  September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund                  February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund                  April 30, 2014    June 30, 2018

                      AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                           EFFECTIVE DATE   COMMITTED UNTIL
---------                                         ------------------ ---------------
Invesco Charter Fund                                 July 1, 2007     June 30, 2018
Invesco Diversified Dividend Fund                    July 1, 2007     June 30, 2018
Invesco Summit Fund                                  July 1, 2007     June 30, 2018

                       AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco European Small Company Fund                  July 1, 2007     June 30, 2018
Invesco Global Core Equity Fund                      July 1, 2007     June 30, 2018
Invesco International Small Company Fund             July 1, 2007     June 30, 2018
Invesco Small Cap Equity Fund                        July 1, 2007     June 30, 2018

                     AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Alternative Strategies Fund                October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund               February 12, 2010   June 30, 2018
Invesco Global Low Volatility Equity Yield Fund      July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                     July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund                 October 14, 2014   June 30, 2018
Invesco Quality Income Fund                       February 12, 2010   June 30, 2018
Invesco Small Cap Growth Fund                        July 1, 2007     June 30, 2018

        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Asia Pacific Growth Fund                     July 1, 2007     June 30, 2018
Invesco European Growth Fund                         July 1, 2007     June 30, 2018
Invesco Global Growth Fund                           July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund                   August 3, 2012    June 30, 2018
Invesco Global Responsibility Equity Fund           June 30, 2016     June 30, 2018
Invesco Global Small & Mid Cap Growth Fund           July 1, 2007     June 30, 2018
Invesco International Companies Fund              December 21, 2015   June 30, 2018
Invesco International Core Equity Fund               July 1, 2007     June 30, 2018
Invesco International Growth Fund                    July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund                   August 3, 2012    June 30, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco All Cap Market Neutral Fund               December 17, 2013   June 30, 2018
Invesco Balanced-Risk Allocation Fund/1/             May 29, 2009     June 30, 2018
Invesco Balanced-Risk Commodity Strategy Fund/2/  November 29, 2010   June 30, 2018
Invesco Developing Markets Fund                      July 1, 2007     June 30, 2018
Invesco Emerging Markets Equity Fund                 May 11, 2011     June 30, 2018
Invesco Emerging Markets Flexible Bond Fund/3/      June 14, 2010     June 30, 2018
Invesco Endeavor Fund                                July 1, 2007     June 30, 2018
Invesco Global Health Care Fund                      July 1, 2007     June 30, 2018
Invesco Global Infrastructure Fund                   May 2, 2014      June 30, 2018
Invesco Global Market Neutral Fund                December 17, 2013   June 30, 2018
Invesco Global Targeted Returns Fund/5/           December 17, 2013   June 30, 2018
Invesco Greater China Fund                           July 1, 2007     June 30, 2018
Invesco Long/Short Equity Fund                    December 17, 2013   June 30, 2018
Invesco Low Volatility Emerging Markets Fund      December 17, 2013   June 30, 2018
Invesco Macro Allocation Strategy Fund/4/         September 25, 2012  June 30, 2018
Invesco Macro International Equity Fund           December 17, 2013   June 30, 2018
Invesco Macro Long/Short Fund                     December 17, 2013   June 30, 2018
Invesco MLP Fund                                   August 29, 2014    June 30, 2018
Invesco Multi-Asset Income Fund/6/                December 13, 2011   June 30, 2018
Invesco Pacific Growth Fund                       February 12, 2010   June 30, 2018
Invesco Select Companies Fund                        July 1, 2007     June 30, 2018
Invesco World Bond Fund                              July 1, 2007     June 30, 2018

       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL
----                                              ------------------ ---------------
Invesco Corporate Bond Fund                       February 12, 2010   June 30, 2018
Invesco Global Real Estate Fund                      July 1, 2007     June 30, 2018
Invesco Government Money Market Fund                 July 1, 2007     June 30, 2018
Invesco High Yield Fund                              July 1, 2007     June 30, 2018
Invesco Real Estate Fund                             July 1, 2007     June 30, 2018
Invesco Short Duration Inflation Protected Fund      July 1, 2007     June 30, 2018
Invesco Short Term Bond Fund                         July 1, 2007     June 30, 2018
Invesco U.S. Government Fund                         July 1, 2007     June 30, 2018

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
2 Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
3 Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
4 Advisory fees to be waived by Invesco for Invesco Macro Allocation Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
5 Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
6 Advisory fees to be waived by Invesco for Invesco Multi-Asset Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Multi-Asset Income Cayman, Ltd. invests.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco American Value Fund                      February 12, 2010  June 30, 2018
Invesco Comstock Fund                            February 12, 2010  June 30, 2018
Invesco Energy Fund                                July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                       July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund                July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                      February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                     February 12, 2010  June 30, 2018
Invesco Technology Fund                            July 1, 2007     June 30, 2018
Invesco Technology Sector Fund                   February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund                 February 12, 2010  June 30, 2018

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco High Yield Municipal Fund                February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income Fund  February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                    February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund            February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                       July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund         July 1, 2007     June 30, 2018
         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL
----                                             ----------------- ---------------
Invesco V.I. American Franchise Fund             February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund                 February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation Fund/7/    December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                       February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                      July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund                  April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund           February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund       February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund              February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund             February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund               July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund               July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund          July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund            July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund              February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                       July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund             July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund               July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund              July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund                 February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund                  February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund                 July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                       July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund              July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Exchange Fund                                   September 30, 2015  June 30, 2018

                                INVESCO SECURITIES TRUST

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Balanced-Risk Aggressive Allocation Fund/8/      January 16, 2013   June 30, 2018

                                INVESCO MANAGEMENT TRUST

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Conservative Income Fund                           July 1, 2014     June 30, 2018

                                    CLOSED-END FUNDS

FUND                                                      EFFECTIVE DATE   COMMITTED UNTIL
----                                                    ------------------ ---------------
Invesco Advantage Municipal Income Trust II                May 15, 2012     June 30, 2018
Invesco Bond Fund                                        August 26, 2015    June 30, 2018
Invesco California Value Municipal Income Trust            May 15, 2012     June 30, 2018
Invesco Dynamic Credit Opportunities Fund                  May 15, 2012     June 30, 2018
Invesco High Income 2023 Target Term Fund               November 28, 20016  June 30, 2018
Invesco High Income Trust II                               May 15, 2012     June 30, 2018
Invesco Municipal Income Opportunities Trust             August 26, 2015    June 30, 2018
Invesco Municipal Opportunity Trust                        May 15, 2012     June 30, 2018
Invesco Municipal Trust                                    May 15, 2012     June 30, 2018
Invesco Pennsylvania Value Municipal Income Trust          May 15, 2012     June 30, 2018
Invesco Quality Municipal Income Trust                   August 26, 2015    June 30, 2018
Invesco Senior Income Trust                                May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade Municipals              May 15, 2012     June 30, 2018
Invesco Trust for Investment Grade New York Municipals     May 15, 2012     June 30, 2018
Invesco Value Municipal Income Trust                       June 1, 2010     June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.